CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix-Kayne Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2005            /s/ George R. Aylward
     -----------------------      --------------------------------------------
                                  George R. Aylward, Executive Vice President
                                  (principal executive officer)


I, W. Patrick Bradley, Treasurer of Phoenix-Kayne Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2005            /s/ W. Patrick Bradley
     -----------------------      --------------------------------------------
                                  W. Patrick Bradley, Treasurer
                                  (principal financial officer)